UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 22, 2024
__________________________________________
First Busey Corporation
(Exact name of Registrant as specified in its charter)
__________________________________________

Nevada	0-15950	37-1078406
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W. University Ave. Champaign, Illinois 61820
(Address of Principal Executive Offices)

(217) 365-4544
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BUSE	Nasdaq Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 22, 2024, First Busey Corporation (“Busey”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Stockholder representation at the Annual Meeting was summarized as follows:

Shares of common stock outstanding and entitled to vote at the Annual Meeting	55,271,460
Shares represented at the Annual Meeting by Busey stockholders who were present or by Busey stockholders who were represented by proxy	45,610,076
Percentage of shares represented	82.5%
At the Annual Meeting, Busey stockholders voted on four proposals, as described in Busey’s definitive proxy statement for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on April 12, 2024. Final results of voting on each of the matters submitted to a vote of stockholders during the Annual Meeting are as follows:
Proposal 1: Election of directors
Busey stockholders elected 10 individuals to serve as Busey's directors for a one-year term expiring at the 2025 Annual Meeting of Stockholders or when their successors are elected and have qualified. There were 5,772,417 broker non-votes in connection with the election of directors.

Name	Votes For	% of Votes For	Votes Withheld	% of Votes Withheld
Samuel P. Banks	38,308,197	96.2%	1,529,462	3.8%
George Barr	38,402,199	96.4%	1,435,460	3.6%
Stanley J. Bradshaw	35,541,641	89.2%	4,296,018	10.8%
Michael D. Cassens	39,164,663	98.3%	672,996	1.7%
Van A. Dukeman	38,370,673	96.3%	1,466,986	3.7%
Karen M. Jensen	39,236,334	98.5%	601,325	1.5%
Frederic L. Kenney	38,366,948	96.3%	1,470,711	3.7%
Stephen V. King	38,046,120	95.5%	1,791,539	4.5%
Gregory B. Lykins	38,680,838	97.1%	1,156,821	2.9%
Cassandra R. Sanford	39,138,253	98.2%	699,406	1.8%
Proposal 2: Nonbinding, advisory vote to approve executive officer compensation
Busey stockholders approved, in a non-binding advisory vote, the compensation of Busey's named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,028,036	2,464,544	345,079	5,772,417
92.9%	6.2%	0.9%
First Busey Corporation | 2024 Annual Meeting Voting Results — 2

Proposal 3: Nonbinding, advisory vote regarding the frequency of stockholder votes on executive officer compensation
Busey stockholders expressed a preference, in a non-biding advisory vote, to conduct future stockholder votes on executive officer compensation once every year.

Votes For
1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
34,673,495	25,156	4,572,064	566,944	5,772,417
87.0%	0.1%	11.5%	1.4%
Based upon these results, and consistent with the board of directors’ recommendation to stockholders in the proxy statement for the Annual Meeting, Busey expects that it will continue to hold an advisory stockholder vote on executive compensation every year until Busey’s 2030 Annual Meeting of Stockholders, when the next stockholder vote on the frequency of future advisory votes on executive compensation is required under the Securities Exchange Act of 1934.
Proposal 4: Ratification of Independent Registered Public Accounting Firm
Busey stockholders ratified the appointment of RSM US LLP as Busey’s independent registered public accounting firm for the year ending December 31, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,209,761	761,284	639,031	Not Applicable
96.9%	1.7%	1.4%
First Busey Corporation | 2024 Annual Meeting Voting Results — 3

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST BUSEY CORPORATION

Date:	May 24, 2024	By:	/s/ Jeffrey D. Jones
Jeffrey D. Jones
Chief Financial Officer
First Busey Corporation | 2024 Annual Meeting Voting Results — 4